                                                                    EXHIBIT 10.2

                          CFO SECTION 906 CERTIFICATION

                              ____________________
                         PSi TECHNOLOGIES HOLDINGS, INC.

This certification is provided to PSi Technologies Holdings, Inc. (the "Issuer") in connection with the preparation of the annual report on Form 20-F (the "Form 20-F") for the period ended December 31, 2002 of Issuer.

I, Thelma G. Oribello, the Chief Financial Officer of Issuer certify that:

     (1)  To the best of my knowledge, after reasonable investigation:

          (i) the Form 20-F fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

          (ii) the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

     (2) I have reviewed the contents of this certificate with the Chief Executive Officer of the Issuer.

Dated: June 27, 2003.

                                         /s/ Thelma G. Oribello
                                         ---------------------------------------
                                         Name: Thelma G. Oribello
                                         Title:   Chief Financial Officer